                                                                EXHIBIT 10.13


                          ASSIGNMENT AND ASSUMPTION OF
                    JOINT VENTURE AND PARTNERSHIP INTERESTS

     This Assignment and Assumption of Joint Venture and Partnership Interests (the "Agreement") is made and entered into as of September 12, 1996 by and between Red Lion Hotels, Inc., a Delaware corporation ("RLI"), and Red Lion, a California Limited Partnership (the "Partnership").

                                    RECITALS
                                    --------

     WHEREAS, pursuant to a Contribution Agreement dated August 1, 1995 by and between the Partnership and RLI (the "Contribution Agreement"), the Partnership contributed all of its right, title and interest in and to certain property to RLI, while retaining certain interests and advances in certain joint ventures and partnerships;

     WHEREAS, pursuant to the terms of the Contribution Agreement, the Partnership has exercised its option to sell those retained interests and advances to RLI by notice to RLI dated September 11, 1996 (the "Notice");

     WHEREAS, pursuant to the terms of the Purchase and Sale Agreement by and between RLI and the Partnership dated as of the date hereof (the "Purchase and Sale Agreement"), the Partnership intends to sell the retained interests and advances to RLI and RLI intends to purchase the retained interests and advances and to assume the Partnership's liabilities with respect thereto;

     WHEREAS, pursuant to the terms of the Purchase and Sale Agreement, the Partnership intends to sell its partnership interest (the "SBRLH Interest") in Santa Barbara Red Lion Hotel, a California general partnership ("SBRLH"), to RLI, and RLI intends to purchase the SBRLH Interest and assume the Partnership's liabilities with respect thereto; and

     WHEREAS, the parties desire to provide for the assignment and assumption of the transferred interests and advances in each case according to the terms of this Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the mutual covenants and promises set forth herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

     1.  Assignment.  The Partnership hereby assigns, grants, conveys and
         ----------
transfers to RLI all of the Partnership's right, title and interest in and to the joint venture and

                                       1
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partnership interests and advances set forth on Schedule A attached hereto (the
"Joint Venture Assets").

     2.  Assumption.  RLI hereby assumes all of the Partnership's liabilities,
         ----------
duties and obligations with respect to the Joint Venture Assets. RLI affirms each of the Joint Venture Agreements and the Partnership Agreements set forth on Schedule A attached hereto.

     3.  Release.  RLI acknowledges that, upon execution of this Agreement, the
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Partnership shall be released from any and all liabilities and obligations under the Joint Venture Agreements and Partnership Agreements with respect to the Joint Venture Assets.

     4.  Miscellaneous.  This Agreement shall be binding upon and inure to the
         -------------
benefit of the Partnership and RLI and their respective successors and assigns.

                                       2
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                         Red Lion Hotels, Inc., a Delaware corporation

                               /s/ Beth A. Ugoretz
                             -----------------------------------------
                          By   Beth A. Ugoretz
                             -----------------------------------------
                          Its  Senior Vice President
                             -----------------------------------------


                         Red Lion, a California Limited Partnership

                         By:  RLA-GP, Inc., a Delaware corporation
                              Its:  General Partner

                              /s/ David J. Johnson
                             ----------------------------------------
                          By  David J. Johnson
                             ----------------------------------------
                          Its Executive Vice President
                             ----------------------------------------

                                       3
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                                   Schedule A
                                   ----------

JOINT VENTURE AGREEMENTS                 JOINT VENTURE INTERESTS

 The Joint Venture Agreement of          25.1500% undivided interest in the
Bakersfield Red Lion Motor Inn           profits and losses component of the
among Rosedale Business                  66.6667% joint venture interest
Center, Edward H. Pietz and              originally held by the Partnership (a
Tod E. McClaskey, dated as of            16.7666% interest in the profits and
March 22, 1982, as amended               losses component of the joint venture)

 Amended and Restated Joint              0.2% undivided interest in the 50%
Venture Agreement of Red Lion            joint venture interest originally
La Posada between Red Lion, a            held by the Partnership (a 0.1%
California Limited Partnership,          interest in the joint venture)
and La Posada Resort Hotel
Limited Partnership dated as of
January 1, 1989

 Joint Venture Agreement of              0.2% undivided interest in the 50%
Village Motor Inn among Gordon           joint venture interest originally
M. Anderson, Dean Christensen,           held by the Partnership (a 0.1%
Robert K. Fletcher, Daniel P.            interest in the joint venture)
Lambros, George P. Lambros, Pew
Construction Co., Brent
Christensen and Kalispell Red
Lion Motor Inn dated as of
December 27, 1974, as amended

 Joint Venture Agreement of              25.1500% undivided interest in the
Ontario - Red Lion Motor Inn             profits and losses component of the
between Airport Executive Group          66.6667% joint venture interest
and Ontario Red Lion Motor Inn           originally held by the Partnership (a
dated February 15, 1980, as              16.7666% interest in the profits and
amended                                  losses component of the joint venture)

 Joint Venture Agreement of Fess
Parker - Red Lion Hotel among
Edward H. Pietz, Tod E.
McClaskey and Park Plaza, Ltd.
dated as of January 1, 1982, as
amended.



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
PARTNERSHIP AGREEMENTS                   PARTNERSHIP INTERESTS
 Limited Partnership Agreement of         (a) 33.4667% undivided interest in
Glendale Red Lion Hotel between          the profits and losses component and
RL Acquisition Company and CH            in the capital originally held by the
Associates dated as of                   Partnership (a 25.1% interest in the
September 1, 1987                        profits and losses component and
                                         capital of the partnership)
                                          (b) 50.1% undivided interest in the
                                         Partnership's original 10% cumulative
                                         preferred return on the Partnership's
                                         Capital Contribution (as defined in
                                         the Limited Partnership Agreement)

 Agreement of Limited Partnership         (a) 2.1569% undivided interest in the
of Red Lion Orange County                profits and losses component of the
Partners, L.P. between Red Lion,         51% partnership interest originally
a California Limited Partnership,        held by the Partnership (a 1.1%
and Newport Beach Capital                interest in the profits and losses
Investors Ltd., dated as of April        component in the partnership)
12, 1993, as amended; and                 (b) all of the Partnership's interest
                                         in the Partnership's Priority
                                         Contribution Account (as defined in
                                         the Amendment)

 Partnership Agreement of Santa          The Partnership's 99% partnership
Barbara Red Lion Hotel among             interest in Santa Barbara Red Lion
Edward H. Pietz, Tod E. McClaskey        Hotel.
and Roy Fordham dated as of May
31, 1983, as amended.

ADVANCES

Bakersfield, California
-----------------------

$150,000 advance to joint venture
formed under the name Bakersfield
Red Lion Motor Inn.